Exhibit 10.1

Jaguar Health, INC.

First AMENDMENT TO 2020 New Employee

Inducement Award PLAN

(Effective April 13, 2022)

Jaguar Health, Inc., a Delaware corporation (the “Company”), hereby adopts this First Amendment (this “Amendment”) to the 2020 New Employee Inducement Award Plan (as amended, the “Plan”).

WITNESSETH

WHEREAS, the Company’s Board of Directors (the “Board”) has adopted the Plan;

WHEREAS, the Plan currently provides that the maximum aggregate number of shares of common stock of the Company (“Common Stock”) that may be issued under the Plan is 500,000 shares;

WHEREAS, the Company desires to amend the Plan to increase the number of shares of Common Stock that may be issued under the Plan by 471,833 shares to an aggregate of 971,833 shares; and

WHEREAS, pursuant to Section 13 of the Plan, the Company may amend the Plan.

NOW, THEREFORE, BE IT RESOLVED, the Plan is hereby amended as follows:

“4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the aggregate number of shares of Stock that may be issued pursuant to Awards shall not exceed 971,473 shares (the “Share Reserve”).

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the effective date written above.

Jaguar Health, INC.

By:	/s/ Lisa A. Conte
Name: Lisa A. Conte
Title: President & CEO